Exhibit 10.6
WAIVER AGREEMENT

THIS WAIVER AGREEMENT (this “Agreement”) is entered into as of May 18, 2012 by and among MModal CB Inc. (f/k/a CBay Inc.), a Delaware corporation, MModal MQ Inc. (f/k/a Medquist Inc.), a New Jersey corporation, MModal Services, Ltd. (f/k/a Medquist Transcriptions, Ltd.), a New Jersey corporation (collectively, the “Borrowers”), MModal Inc. (f/k/a MedQuist Holdings Inc.), a Delaware corporation (“Holdings”), the other Loan Parties signatory hereto, the Lenders signatory hereto, and General Electric Capital Corporation, a Delaware corporation, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A.    The Borrowers, Holdings, the other Loan Parties signatory thereto, the Lenders signatory thereto from time to time and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 1, 2010, as amended by that certain First Amendment to Credit Agreement, dated as of July 11, 2011, as further amended by that certain Second Amendment to Credit Agreement, dated as of September 14, 2011, and as further amended by that certain Amended and Restated Third Amendment to Credit Agreement and Waiver Agreement, dated as of March 12, 2012 (as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

B.    The Borrower has requested that the Administrative Agent and the Lenders waive certain requirements under the Credit Agreement with respect to the Proposed Acquisition of U.S. Transcription, Inc., an Iowa corporation (“U.S. Transcription”), and the Lenders have agreed to do so subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A.    WAIVER
1.The Administrative Agent and the Lenders hereby waive, solely with respect to the Proposed Acquisition of U.S. Transcription, the requirement set forth in clause (c)(2) of the definition of “Permitted Acquisition” under the Credit Agreement requiring that as of the date of such Proposed Acquisition Holdings has a Consolidated Senior Leverage Ratio which is at least 0.25:1.00 less than the required threshold set forth in Section 5.1 of the Credit Agreement as of the last day of the last Fiscal Quarter for which Financial Statements have been delivered on a Pro Forma Basis; provided, that as of the date of such Proposed Acquisition, Holdings has a Consolidated Senior Leverage Ratio which is less than or equal to 1.95:1.00 as of the last day of the last Fiscal Quarter for which Financial Statements have been delivered on a Pro Forma Basis.
B.    OTHER AGREEMENTS

1.Conditions to Effectiveness. Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Agreement shall not become effective, and the Loan Parties shall have no rights under this Agreement, until the Administrative Agent shall have received duly executed signature pages to this Agreement from the Required Lenders, the Administrative Agent, each Borrower, and each Loan Party.

2.Effect of Agreement. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement.

3.Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

4.No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

5.Costs and Expenses. The Borrowers agree to pay promptly all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

6.Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission, Electronic Transmission or containing an E-Signature shall be as effective as delivery of a manually executed counterpart hereof.

7.Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

8.Entire Understanding. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotia-tions or agreements, whether written or oral, with respect thereto.

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IN WITNESS WHEREOF, this Waiver Agreement has been duly executed as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and Lender
By:
Name:
Title:

SUNTRUST BANK, as Lender
By:
Name:
Title:

ING CAPITAL LLC, as Lender
By:
Name:
Title:

REGIONS BANK, as Lender
By:
Name:
Title:

CAPITALSOURCE BANK, as Lender
By:
Name:
Title:

ROYAL BANK OF CANADA, as Lender
By:
Name:
Title:
FIFTH THIRD BANK, as Lender
By:
Name:
Title:

FIFTEENTH INVESTMENT HFS LIMITED, as Lender

By:	GENERAL ELECTRIC CAPITAL CORPORATION, as Servicer
By:
Name:
Title:

MIHI LLC, as Lender
By:
Name:
Title:
By:
Name:
Title:

ACCEPTED AND AGREED:
Borrowers

MMODAL CB INC.
By:
Name:
Title:
MMODAL MQ INC.
By:
Name:
Title:
MMODAL SERVICES, LTD.
By:
Name:
Title:

Holdings

MMODAL INC.
By:
Name:
Title:
Guarantors
MMODAL SYSTEMS AND SERVICES INC.
By:
Name:
Title:
MIRRUS SYSTEMS, INC.
By:
Name:
Title:
MEDQUIST OF DELAWARE, INC.
By:
Name:
Title:

MMODAL IP LLC
By:
Name:
Title:
MEDQUIST CM LLC
By:
Name:
Title: